SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 1, 2004
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York		14623

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

     Albert Angrisani resigned as President, Chief Operating Officer, and member of the Board of Directors of the Company effective April 1, 2004. The Employment Agreement between Albert Angrisani and Harris Interactive Inc. (the “Company”) was amended by agreement dated March 31, 2004, effective April 1, 2004.

     A copy of the Company’s press release announcing Mr. Angrisani’s resignation is attached to this Report as Exhibit 99.1. This information is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

     A copy of the amended Employment Agreement is attached as Exhibit 99.2 hereto, is incorporated by reference into this Report, and is deemed by the Company to be filed with the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)

	By:	/s/ Bruce A. Newman

	Name:	Bruce A. Newman
	Title:	Chief Financial Officer (Principal Financial Officer)
Dated: April 2, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release issued by Harris Interactive Inc. on April 2, 2004 announcing the resignation of Albert Angrisani as President and Chief Operating Officer and member of the Board of Directors of the Company.

99.2	Amended Employment Agreement between Harris Interactive Inc. and Albert Angrisani, dated March 31, 2004 and effective as of April 1, 2004.